CERTIFICATION OF PERIODIC REPORT
                        --------------------------------

I, Raymond R. Brandstrom, Vice President of Finance and Chief Financial Officer of Emeritus Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxely Act of 2002, 18 U.S.C. Section 1350 that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August  14,  2002


     /s/  Raymond  R.  Brandstrom
     -----------------------------
     Raymond  R.  Brandstrom
     Vice  President  of  Finance
     Chief  Financial  Officer